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                                                                 Exhibit 10.1(b)

                                     FORM OF

                          QUALITY CARE SOLUTIONS, INC.,
                              A NEVADA CORPORATION

                   1996 AMENDED AND RESTATED STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT

         [INSERT OPTIONEE'S NAME AND ADDRESS]

         The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:


         Grant Number
                                                -------------------------
         Date of Grant
                                                -------------------------
         Vesting Commencement Date
                                                -------------------------
         Exercise Price per Share              $
                                                -------------------------
         Total Number of Shares Granted
                                                -------------------------
         Total Exercise Price                  $
                                                -------------------------
         Type of Option:                        ___    Incentive Stock Option
         (Check One)                            ___    Nonstatutory Stock Option

         Term/Expiration Date:
                                                -------------------------
         Vesting Schedule:


         This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

                                   [PROVIDE ]

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         Termination Period:

         This Option shall be exercisable for three months after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.      AGREEMENT

         1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

                  If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

         2.       Exercise of Option.

         a. Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

         b. Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

                  No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

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         4.       Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  a.       cash or check;

                  b. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

                  c. surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

         7. Transferability of Option. Without the express written consent of the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

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         a.       Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

         b. Exercise of Nonstatutory Stock Option. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         c. Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes if the Optionee has a timely election under Section 83b of the Code. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

         d. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Arizona.

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         11.      No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND
AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, SUBJECT TO ANY EMPLOYMENT AGREEMENT, OR IN THE CASE OF AN OUTSIDE DIRECTOR, SUBJECT TO THE COMPANY'S BYLAWS AND APPLICABLE LAW.

         12.      Forfeiture For Fraud, Unlawful Competition and Other Acts.

                  a. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE PLAN OR IN THIS AGREEMENT, ALL OPTION AND OTHER RIGHTS WITH RESPECT TO ALL STOCK OPTIONS GRANTED TO OPTIONEE HEREUNDER BUT NOT YET EXERCISED SHALL IMMEDIATELY TERMINATE AND BE NULL AND VOID IF: (i) OPTIONEE'S EMPLOYMENT BY THE COMPANY OR STATUS AS A SERVICE PROVIDER IS TERMINATED FOR CAUSE UNDER THE TERMS OF A WRITTEN EMPLOYMENT AGREEMENT OR; (ii) IN THE ABSENCE OF AN EMPLOYMENT AGREEMENT, THE ADMINISTRATOR DETERMINES THAT THE OPTIONEE ENGAGED IN ILLEGAL ACTS, FRAUD, OR OTHER WILLFUL MISCONDUCT DETRIMENTAL TO THE COMPANY, INCLUDING VIOLATION OF THE COMPANY'S INSIDER TRADING POLICY; (iii) OPTIONEE SOLICITS ANY EMPLOYEE OF THE COMPANY TO TERMINATE HIS EMPLOYMENT; (iv) OPTIONEE SOLICITS BUSINESS FROM ANY OF THE COMPANY'S CUSTOMERS FOR AND ON BEHALF OF ANY OF THE COMPANY'S COMPETITORS OR ENGAGES IN OTHER COMPETITIVE CONDUCT IN VIOLATION OF OPTIONEE'S CONTRACTUAL OBLIGATIONS TO THE COMPANY, INCLUDING BUT NOT LIMITED TO A VIOLATION OF ANY VALID NON-COMPETITION, NON-DISCLOSURE, NON-SOLICITATION OR OTHER WRITTEN AGREEMENT; OR (v) OPTIONEE FAILS TO ASSIGN TO THE COMPANY ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT IN VIOLATION OF ANY OF THE COMPANY'S POLICIES OR ANY AGREEMENT BETWEEN THE COMPANY AND OPTIONEE. THE ACTS OR CIRCUMSTANCES DESCRIBED IN THE PRECEDING SENTENCE SHALL BE REFERRED TO AS "EVENTS OF FORFEITURE."

                  b. THE OPTIONEE MAY BE RELEASED FROM OPTIONEE'S OBLIGATIONS UNDER THIS SECTION 12 ONLY IF THE ADMINISTRATOR DETERMINES, IN ITS SOLE DISCRETION, THAT SUCH A RELEASE IS IN THE BEST INTERESTS OF THE COMPANY. ALL DETERMINATIONS BY THE ADMINISTRATOR

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MADE PURSUANT TO THIS SECTION 12 SHALL BE SUBJECT TO BINDING AND NONAPPEALABLE
ARBITRATION IN ACCORDANCE WITH SECTION 13.

         13.      Arbitration.

                  a. Any controversy, claim or dispute arising out of or relating to this Option Agreement or the Option, or any act or occurrence relating to the foregoing, or any decision of the Administrator relating to an option or its forfeiture shall be determined and resolved by binding arbitration in accordance with Title IX of The United States Code and The Commercial Arbitration Rules (the "Rules") of the American Arbitration Association ("AAA") in effect on the date the arbitration is commenced in accordance herewith. In the event of any inconsistency between such Rules of the AAA and the terms of this Agreement, this Agreement shall supersede the Rules of the AAA. Judgment upon any award rendered in the arbitration may be entered in any court having jurisdiction and shall be final, binding, non-appealable and conclusive. The provisions of this Agreement shall govern the rights of all parties hereto, including but not limited to any party claiming for or on behalf of Optionee, including Optionee's heirs, successors, assigns, personal representatives and bankruptcy trustees.

                  b. Any party may commence arbitration by serving upon all other parties a written demand for arbitration sent by Certified Mail, Return Receipt Requested to the Company at its principal place of business or to the Optionee at his/her residence address as reflected in the records of the Company, by Certified Mail, Return Receipt Requested to the AAA Office in Phoenix, Arizona, or in the absence of such an office, to the AAA Region in which Arizona is located.

                  c. The AAA shall administer the arbitration. The AAA shall appoint a single arbitrator to conduct the arbitration within thirty (30) days of the AAA's receipt of a demand for arbitration in accordance with this Section
13. The arbitrator shall, by virtue of background, similar experience, be knowledgeable in matters pertaining to stock option agreements and employment relationships. There shall be no right of discovery in connection with the arbitration except in accordance with the AAA's Rules. Not earlier than thirty
(30) nor more than forty-five (45) days after appointment, the arbitrator shall conduct a preliminary hearing in accordance with the AAA "Guidelines for Expediting Large, Complex Commercial Arbitrations." Not less than five (5) days prior to the preliminary hearing, all parties to the arbitration shall serve upon all other parties to the arbitration a written list of witnesses and exhibits to be used in the arbitration hearing. Except for good cause shown, no witness or exhibit may be utilized at the arbitration hearing other than those set forth on such list.

                  d. The arbitrator shall receive evidence in a single hearing which shall be conducted in Phoenix, Arizona, unless the arbitrator determines by written application of a party that such location would represent an unreasonable hardship and that the hearing should be conducted in another location. The hearing shall be commenced not more than sixty (60) days after the appointment of the arbitrator.

                  e. The arbitrator shall award reasonable attorneys fees and costs in favor of the prevailing party. The arbitrator shall issue a final award not more than twenty (20) days

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following the conclusion of the hearing. The arbitrator shall have the power to hear and decide, by documents only or with the hearing (at the arbitrator's sole discretion) any pre-hearing motions which are in the nature of pre-trial motions to dismiss or for summary judgment. The arbitrator shall be entitled to receive reasonable compensation at an hourly rate to be established by agreement between the arbitrator and the AAA.

                  14. Acceleration of Vesting; Change of Control. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, unless the agreement pertaining to the merger or sale provides expressly to the contrary, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this Section 14, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets. The provisions of this Section 14 shall not be deemed to supersede or delineate any rights to accelerated vesting granted by any Employment Agreement.

                  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

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                  15. Applicability of Drag Along Rights. Prior to an Initial
Public Offering, all Shares of Common Stock of the Company issued pursuant to the exercise of an Option shall be subject to the provisions of Section 6.2 of the Stockholders Agreement.


OPTIONEE:                                      QUALITY CARE SOLUTIONS, INC.,
                                               a Nevada corporation


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Signature                                      By

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Print Name                                     Title


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Residence Address




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